UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON March 26, 2025

To the shareholders of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2025 Annual Meeting”) of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on March 26, 2025, at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect two directors of the Fund (Proposal 1);

2.	To adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the Amended and Restated By-Laws of the Fund (Proposal 2);

3.	To adopt an amendment to the Amended and Restated By-Laws of the Fund to permit directors to serve past eighty-five (85) years old in limited circumstances (Proposal 3);

4.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2025 Annual Meeting virtually. Any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, February 14, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Daylight Time) on March 24, 2025 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Only holders of record of shares of the Fund’s Class A common stock and Class P common stock at the close of business on February 14, 2025 are entitled to receive this notice and vote at the 2025 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 26th day of February, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

 U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mss. Maria L. Vilaró and Barbara González as proxies, each with the power to appoint her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of Class A common stock and Class P common stock of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on March 26, 2025, at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Daylight Time) or at any adjournment or postponement thereof (the “2025 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the 2025 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Carlos J. Nido	2028	II
Clotilde Pérez	2028	II

2	To adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the Amended and Restated By-Laws of the Fund (Proposal 2);

3.	To adopt an amendment to the Amended and Restated By-Laws of the Fund to permit directors to serve past eighty-five (85) years old in limited circumstances (Proposal 3);

4.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominee listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

____________________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

2. To adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the Amended and Restated By-Laws of the Fund.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

3. To adopt an amendment to the Amended and Restated By-Laws of the Fund to permit directors to serve past eighty-five (85) years old in limited circumstances.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, FOR PROPOSALS #2 AND #3, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2025 ANNUAL MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2025 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on March 26, 2025, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2025 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD March 26, 2025, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2025 Annual Meeting of Shareholders scheduled to be held virtually on March 26, 2025 at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Daylight Time), or at any adjournment or postponement thereof (the “2025 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended December 31, 2024, has been mailed to all holders of shares of the Fund’s Class A common stock (“Class A Shares”) and Class P common stock (“Class P Shares”). Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Fund’s shareholders on or about February 26, 2025.

If the accompanying proxy is executed and returned in time to be voted at the 2025 Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the accompanying proxy will be voted: (i) FOR ALL of the nominees named in the accompanying proxy to be elected as members of the Board of Directors (Proposal 1), (ii) FOR the proposal to adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the Amended and Restated By-Laws of the Fund (the “By-Laws”) (Proposal 2), (iii) FOR the proposal to adopt an amendment to the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances. (Proposal 3), and (iv) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2025 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting.

The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Class A Shares and Class P Shares will constitute a quorum. In the event a quorum is present at the 2025 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2025 Annual Meeting and provides related information, and a Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, Class A Shares or Class P Shares.

Q. Who is entitled to vote at the 2025 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full Class A Share or Class P Share held and a corresponding fraction of a vote for each fractional Class A Share or Class P Share held by the shareholder at the close of business on February 14, 2025.

Q. What am I being asked to consider in connection with the 2025 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect two directors of the Fund (Proposal 1);

•	To adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the By-Laws (Proposal 2);

•	To adopt an amendment to the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances (Proposal 3); and

•	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote:

•	“FOR ALL” on the proposal to elect Carlos J. Nido and Clotilde Pérez as Directors of the Fund

•	“FOR” the amendment to the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the By-Laws; and

•	“FOR” the amendment to the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election.

The proposal to amend the Certificate of Incorporation of the Fund to authorize the Board of Directors to amend the By-Laws (Proposal 2) requires the affirmative vote of a majority of the outstanding voting securities of the Fund.

The proposal to amend the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances (Proposal 3) requires the affirmative vote of a majority of the votes present virtually or represented by proxy on such proposals.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Daylight Time) on March 24, 2025.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2025 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mss. Maria L. Vilaró and Barbara González have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2025 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2025 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2025 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2025 Annual Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2025 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees, (ii) FOR each other proposal specified in the accompanying proxy card (Proposals 2 and 3), and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker has not been provided with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2025 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the 2025 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2025 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2025 Annual Meeting. The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If your broker is provided with competing proxy materials (in addition to the Fund’s proxy materials), your broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your shares, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In these cases, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for purposes of determining whether a quorum is present.

Q. How will the 2025 Annual Meeting be conducted?

A.	The 2025 Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of Class A Shares or Class P Shares as of the close of business on the record date, February 14, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Daylight Time) on March 24, 2025 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Q. If I can’t attend the 2025 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2025 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2025 Annual Meeting. Whether or not shareholders plan to attend the 2025 Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the 2025 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund in writing at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on February 14, 2025 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2025 Annual Meeting and all adjournments and postponements thereof.

The Fund has two classes of common stock outstanding: Class A Shares and Class P Shares. Each share has equal voting, dividend, distribution, and liquidation rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. On the record date, there were 4,994,937 Class A Shares outstanding and 2,250,099 Class P Shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Class A Shares and Class P Shares.

PROPOSAL 1:   TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2025 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Mr. Nido and Ms. Pérez served as members of the Board of Directors during the entirety of the fiscal year ended December 31, 2024. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos J. Nido	2028	II
Clotilde Pérez	2028	II

In addition, in the event that Proposal 3 is approved, the Board intends to appoint Vicente J. León and José J. Villamil as Class I and Class II directors, respectively, to serve until the Fund’s 2027 and 2028 Annual Meeting of Shareholders, respectively, and until such directors’ successors are elected and qualified. See “Proposal 3: Amendment Of The By-Laws To Permit Directors To Serve Past Eighty-Five (85) Years Old In Limited Circumstances” below for more information about Messrs. León and Villamil.

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees
Carlos J. Nido (60)	Director	Class II; Current term expires in 2025 Director since 2012	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds consisting of 30 portfolios	None
Clotilde Pérez (73)	Director	Class II; Current term expires in 2025 Director since 2012	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. (a distributor of food, beverages, and household goods) 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. (an entrepreneurial development nonprofit organization) 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. (a beverage co-packing and manufacturing company) 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. (an enterprise development nonprofit organization) and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None

*	The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed.
***	The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds and the Puerto Rico Residents Family of Funds are managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). For Mr. Nido and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

Certain biographical and other information relating to the Directors who are not Director Nominees, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held.

For additional biographical information concerning the Directors who are not Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director
Carlos V. Ubiñas**** (70)	Director, Chairman of the Board of Directors, and President	Class I; Term expires in 2027 President since 2015; Chairman of the Board of Directors since 2012; and Director since 2001	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None
Independent Directors
Luis M. Pellot (76)	Director	Class III; Term expires in 2026 Director since 2021	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds consisting of 30 portfolios	None
Agustín Cabrer (76)	Director	Class III; Term expires in 2026 Director since 2012	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	18 funds consisting of 29 portfolios	None
Officers

William Rivera (66)	First Vice President and Treasurer	First Vice President since 2003 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Javier Rodríguez (52)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (63)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Heydi Cuadrado (44)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers since 2008. Joined UBS Trust Company in 2003. UBS Trust Company and UBS Asset Managers are affiliates of the Fund.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

*	The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.
***	For Messrs. Ubiñas, León, and Cabrer, the Affiliated Funds consist of the UBS Family of Funds. For Mr. Pellot, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.
****	Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

As of February 14, 2025, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of common stock. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have designated Mr. Cabrer as the Lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended December 31, 2024 the Fund’s Board of Directors met eight (8) times. During that period, each of the Independent Directors attended 100% of the meetings of the Board of Directors and Mr. Ubiñas attended 62.5% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended December 31, 2024 amounted to $30,529.38.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2024 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer, Pellot and Ms. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Mr. Cabrer serves as Chairman of the Audit Committee, and there is currently no audit committee financial expert because Mr. León ceased to be a director on December 31, 2024, as a result of the retirement age in the Fund’s present By-Laws. Mr. León served as Chairman of the Audit Committee and audit committee financial expert for the entirety of the fiscal year ended December 31, 2024.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2024. Each of the directors who were members of the Audit Committee during the fiscal year ended December 31, 2024, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the directors then serving in such capacity for attendance at such meetings during the fiscal year ended December 31, 2024 amounted to $6,000.

Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2023, and December 31, 2024, were $63,198, and $64,134, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended December 31, 2023, and December 31, 2024, were $10,933 and $8,805, respectively. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2023, and December 31, 2024, were $10,412 and $10,412, respectively. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2023, and December 31, 2024, other than the services disclosed above, were $0 and $0, respectively. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2023, and December 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2023, and December 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2023, and December 31, 2024, other than those disclosed above, were $0 and $0, respectively.

The Audit Committee of the Fund’s Board considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the 2025 Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2024, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended December 31, 2024, as of the date of this Proxy Statement.

Agustín Cabrer, Chairperson of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended December 31, 2024.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written charter for the Nominating Committee, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Nominating Committee met once during the fiscal year ended December 31, 2024. Each of the Independent Directors who were members of the Nominating Committee during the fiscal year ended December 31, 2024 attended 100% of the Nominating Committee meetings during such fiscal year.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. (distributor of food, beverages, and household goods) from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. (beverage co-packing and manufacturing company) since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc. (entrepreneurial development nonprofit organization), EnterPrize, Inc. (enterprise development nonprofit organization), and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services, Inc. since 2009. He has also been the President of UBS Financial Services, Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services, Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services, Inc. from 1989 to 2005.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, $500 plus expenses for attendance at each special meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of the audit committee. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,088.23	None	None	$103,499.99
Carlos J. Nido	$4,088.23	None	None	$104,050.00
Clotilde Pérez	$4,088.23	None	None	$110,350.00
Luis M. Pellot	$6,088.23	None	None	$138,949.99
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00

(1)	Amount for the fiscal year ended December 31, 2024.
(2)	Amount for the calendar year ended December 31, 2024 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Ubiñas and Cabrer the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above).

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of December 31, 2024:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos J. Nido	$1-$10,000	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Interested Director
Carlos V. Ubiñas	$50,001-$100,000	$500,001-$1,000,000

(1)	For Messrs. Ubiñas and Cabrer, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of February 14, 2025, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE BOARD TO AMEND THE BY-LAWS

Overview

The Board is asking shareholders to adopt an amendment to the Certificate of Incorporation of the Fund (the “Charter”) to authorize the Board to amend the By-Laws (the “Proposed Charter Amendment”). Presently, unlike nearly all public companies and all other funds in the UBS Family of Funds and Puerto Rico Residents Family of Funds, only shareholders may amend the By-Laws. If approved, the Proposed Charter Amendment would amend Article IV of the Charter to include the following subsection (m):

IV. Capital Stock

(m) The power to make, alter or repeal By-Laws shall be vested in the Board of Directors, subject to the statutory power of the stockholders to alter or repeal By-Laws so made.

The Proposed Charter Amendment will be effective upon the filing of a Certificate of Amendment with respect to the Proposed Charter Amendment with the Secretary of State of the Commonwealth of Puerto Rico following the approval of this Proposal. The description of the Proposed Charter Amendment in this Proxy Statement is qualified in its entirety by reference to the text of the amendment set forth above. A copy of the amended Article IV of the Charter marked against the provision of the Charter to show changes pursuant to the Proposed Charter Amendment is attached as Appendix A to this Proxy Statement.

The By-Laws include various rules and procedures for the operation of the Fund, including those regarding (i) the principal office of the Fund; (ii) shareholder meetings and shareholder nomination of directors and submission of business; (iii) the board of directors, number and term of directors, and board meetings; (iv) committees of the board of directors; (v) officers of the Fund; (vi) indemnification of directors and officers; (vii) contracts, loans, checks and deposits of the Fund; (viii) share certificates; (ix) the Fund’s fiscal year; (x) dividends on outstanding shares; (xi) the corporate seal of the Fund; (xii) depositories and custodians of funds, securities and other investments of the Fund; (xiii) the selection of the independent certified public accountants of the Fund; and (xiv) the annual financial statement of the Fund. A copy of the By-Laws is attached as Appendix B to this Proxy Statement.

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” the adoption of the Proposed Charter Amendment. Under the present Charter, the Board does not have the authority to make By-Law amendments without bringing such proposals to shareholders. This requires the Fund to incur time and expenses to propose By-Law amendments and makes it impractical for the Fund to make regular By-Law amendments that would enhance the administration of the Fund. Granting the Board the authority to amend the By-Laws would allow the Fund to operate with more efficiency and bring the Fund in line with the practices of nearly all other public companies and its related funds. Nearly all public companies permit their boards to amend the By-Laws, including 98% of Russell 3000 companies and 99% of S&P 500 companies per data from FactSet. In addition, all other funds in the UBS Family of Funds and Puerto Rico Residents Family of Funds that are corporations permit their boards to amend the By-Laws. Accordingly, the Board believes that it is in the best interests of shareholders to allow the Board to make, alter or repeal the By-Laws without shareholder approval.

Required Vote

The amendment to the Certificate of Incorporation of the Fund to adopt the Proposed Charter Amendment requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ALLOW THE BOARD TO MAKE, ALTER OR REPEAL THE BY-LAWS WITHOUT SHAREHOLDER APPROVAL.

PROPOSAL 3: AMENDMENT OF THE BY-LAWS TO PERMIT DIRECTORS TO SERVE PAST EIGHTY-FIVE (85) YEARS OLD IN LIMITED CIRCUMSTANCES

Overview

The Board is asking shareholders to adopt an amendment to the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances (the “Proposed By-Law Amendment”). Under the current By-Laws, directors must leave the Board by December 31 of the year in which they turn eighty-five (85), even if they were elected by shareholders for a longer term and have valuable skills that are not otherwise present on the Board and cannot be immediately replaced with a new director. If the Proposed By-Law Amendment is approved, (A) any director that has reached 85 years of age as of December 31 may continue to serve on the Board for (i) the remaining term of the class such director was elected to and (ii) one additional term of such class if subsequently elected to such term, but only if all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such director’s successor shall have been elected and qualified.

Effective immediately following, and conditional upon, the approval of this proposal, the Board has elected Vicente J. León and José J. Villamil as Class I and Class II directors, respectively, to serve until the Fund’s 2027 and 2028 Annual Meetings of Shareholders, respectively, and until such directors’ successors have been elected and qualified. In addition, effective upon such election, the Board has voted in favor of granting Messrs. León and Villamil extensions under the Proposed By-Law Amendments (upon their adoption by the shareholders) to serve in such terms after the year in which they turn 85 years old. The directorships of both Messrs. León and Villamil are conditional and effective upon Proposal 3 being approved and the Proposed By-Law Amendment (as defined below) being effective.

Messrs. Léon and Villamil were previously Directors of the Fund and ceased to be directors as a result of the retirement age in the Fund’s present By-Laws. Certain information regarding Messrs. León and Villamil is set forth below.

Certain biographical and other information related to Messrs. León and Villamil is set forth below, including their ages, their principal occupations for the last five years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (as defined above) and public directorships held.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen**	Public Directorships
Vicente J. León (86)	None	None	Independent business consultant since 1999.	17 funds consisting of 28 portfolios	None
José J. Villamil (85)	None	None	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	17 funds consisting of 28 portfolios	None

* The address of Messrs. León and Villamil is c/o UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

** For Messrs. León and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above).

The biographies of Messrs. León and Villamil are set forth below:

Vicente J. León. Mr. León has been an Independent Director of the UBS Family of Funds from 2008 to 2019 and since 2021, he oversees 17 funds consisting of 28 portfolios. For the past five years, Mr. León is an independent business consultant and in 2020 and 2021 was a consultant to the Audit Committee of the Funds. He is a former Member and Vice Chairman of the Board of Directors and Chairman and Financial Expert of the Audit Committee of Triple S Management Corp. (a Public Company) from 2000 to 2012, past president of the Puerto Rico Society of Certified Public Accountants and a former Partner at KPMG LLP.

José J. Villamil. Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019 and 2021 to present.

The following table sets forth certain information related to the compensation of Messrs. León and Villamil as directors from the Fund between January 1, 2024 and December 31, 2024:

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Vicente J. León	$6,088.23	None	None	$103,499.99
José J. Villamil	$4,088.23	None	None	$69,500.00

(1)	Amount for the fiscal year ended December 31, 2024.
(2)	Amount for the calendar year ended December 31, 2024 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. León and Villamil the Affiliated Funds consist of the UBS Family of Funds (as defined above).

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares as of February 14, 2025 for Vicente J. León and José J. Villamil.

Name of Beneficial Owner	Number of Class A Shares	Percent of Class A Shares	Number of Class P Shares	Percent of Class P Shares
Vicente J. León	0	*	0	*
José J. Villamil	0	*	0	*

* Represents beneficial ownership of less than one percent (1%).

The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by Messrs. León and Villamil as of December 31, 2024:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen in Affiliated Funds(1)
Vicente J. León	$0	$0
José J. Villamil	$0	$0
(1) For Messrs. León and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above).

If approved, the Proposed By-Law Amendment would amend and restate Article III, Section 3 of the By-Laws as follows:

3. Election and Term of Director

The Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The initial Class I director will be Carlos V. Ubiñas, the initial Class II directors will be Carlos Nido and Clotilde Pérez, and the initial Class III directors will be Agustín Cabrer and Luis M. Pellot. The term of office of the initial Class I directors will expire at the first Election Meeting of stockholders following the initial classification of the directors; the term of office of the initial Class II directors will expire at the second Election Meeting of stockholders following the initial classification of the directors; and the term of office of the initial Class III directors will expire at the third Election Meeting of stockholders following the initial classification of the directors. At each Election Meeting of stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three year term.

The Board of Directors may nominate any person for election as a Director not less than thirty (30) nor more than fifty (50) days before the Election Meeting, after obtaining Qualifying Information. In addition, each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation; provided that (A) any Director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

The Proposed By-Law Amendment will be effective upon approval of this Proposal. The description of the Proposed By-Law Amendment in this Proxy Statement is qualified in its entirety by reference to the text of the amendment set forth above.

A copy of the amended Article III, Section 3 of the By-Laws marked against the provision of the By-Laws to show changes pursuant to the Proposed By-Law Amendment is attached as Appendix C to this Proxy Statement.

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” the adoption of the Proposed By-Law Amendment.

Under the present By-Laws, Directors are automatically removed from the Board on December 31 of the year in which they reach 85 years old. The existing retirement policy has previously resulted in the removal of highly qualified Directors even though the Board desired to retain them and their removal deprived the Board of vital skills and experience. The Proposed By-Law Amendment would retain the 85-year old retirement policy, but give the Board the right to permit directors who exceed this age to continue to serve for a limited period of their existing term and one additional term (if elected by shareholders). This limited extension period enables the Board to conduct a thorough search for a replacement candidate, ensuring that the Board is not deprived of essential skills.

Mandatory retirement ages like those in the existing By-Laws have been widely recognized as inflexible and inconsistent with good corporate governance when they do not permit exceptions for high-performing directors with essential skills and institutional knowledge. For this reason, leading proxy advisory firms ISS and Glass Lewis oppose mandatory retirement ages, with Glass Lewis writing that “the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means.”1

The Fund believes that ISS’ and Glass Lewis’s voting policies provide relevant information for the Fund’s shareholders about how other market participants view provisions like those in the current By-Laws, although the Board determined that the Proposed By-Laws Amendments were in the best interests of shareholders without giving weight to these policies. ISS’ and Glass Lewis’s voting policies are generally applicable policies and do not reflect their specific recommendations on how you should vote on the Proposed By-Laws Amendments.

Required Vote

The amendment to the By-Laws to adopt the Proposed By-Law Amendment requires the affirmative vote of a majority of the votes present virtually or represented by proxy on this proposal. As a result, abstentions will have the same effect as a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO THE BY-LAWS TO ALLOW THE BOARD TO GRANT EXTENSIONS TO THE TERMS OF THOSE DIRECTORS WHO HAVE REACHED THE MANDATORY RETIREMENT AGE.

1 Glass Lewis & Co. LLC, 2025 Benchmark Policy Guidelines – United States at 40, https://resources.glasslewis.com/hubfs/2025%20Guidelines/2025%20US%20Benchmark%20Policy%20Guidelines.pdf?hsCtaAttrib=182973839166; Institutional Shareholder Services, Proxy Voting Guidelines – Benchmark Policy Recommendations at 19 (“Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.”), https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf?v=2025.1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares as of February 14, 2025 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 4,994,937 Class A Shares and 2,250,099 Class P Shares outstanding as of the close of business on February 14, 2025.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Class A Shares	Percent of Class A Shares	Number of Class P Shares	Percent of Class P Shares
Officers and Directors: (1)	0		0
Agustín Cabrer	0	*	0	*
Carlos J. Nido	96	*	676	*
Clotilde Pérez	0	*	0	*
Luis M. Pellot	0	*	0	*
Carlos V. Ubiñas	7,677	*	1,657	*
All Officers and Directors as a Group (9 persons)	7,773	*	2,333	*

* Represents beneficial ownership of less than one percent (1%).

(1)   The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since January 1, 2024, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2025 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted (i) FOR ALL of the Director Nominees to be elected, (ii) FOR the proposal to adopt an amendment to the Certificate of Incorporation of the Fund to authorize the Board to amend the By-Laws, and (iii) FOR the proposal to adopt an amendment to the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances.

The election of Directors (Proposal 1) requires that the nominee be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The proposal to amend the Certificate of Incorporation to authorize the Board to amend the By-Laws (Proposal 2) requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result, an abstention or a broker non-vote will have the same effect as an “AGAINST” vote on this proposal.

The proposal to amend the By-Laws to permit directors to serve past eighty-five (85) years old in limited circumstances (Proposal 3) requires the affirmative vote of a majority of the votes present virtually or represented by proxy on such proposal. As a result, an abstention will have the same effect as a vote “AGAINST” this proposal, but broker non-votes will not have an effect on this proposal.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the 2025 Annual Meeting

The Directors do not intend to present any other business at the 2025 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than October 29, 2025. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than February 24, 2025. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has not retained any specially engaged employees, representatives or other persons (other than Broadridge to perform certain ministerial services) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2025 Annual Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2025 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 26th day of February, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ARTICLE IV OF THE CHARTER MARKED TO SHOW CHANGES OF PROPOSAL 2

IV. Capital Stock.

a)	The total number of shares of capital stock which the Corporation shall have authority to issue is (i) 88,000,000 shares of common stock, initially all of one class, with a par value of $0.01 per share (the “Common Stock”) and (ii) 12,000,000 shares of preferred stock, with a par value of $25.00 per share, and which may be issued in one or more series (the “Preferred Stock”).
b)	The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to adopt a resolution authorizing the issuance of shares of Preferred Stock in one or more series, with such voting powers of without voting powers, with such designations, preferences, and relative participating or other rights, and with such limitations and qualifications thereof, as shall be expressed in such resolution of the Board of Directors of the Corporation, including but not limited to the following:
i.	The number of shares constituting the series and the distinctive designation of that series;
ii.	The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
iii.	Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;
iv.	Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share- payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
v.	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
vi.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
vii.	Any other relative rights, powers, preferences and limitations of that series.
c)	The shares of capital stock of the Corporation, when issued, shall be fully paid and nonassessable.
d)	The Board of Directors is authorized, subject to the requirements and limitations prescribed by law and the provisions of Article THIRD, to provide for the issuance of additional shares of capital stock, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series of capital stock, and to increase or decrease the number of authorized shares of any existing class or series of capital stock.
e)	Unless otherwise expressly provided in this Certificate of Incorporation, including any amendments thereto or resolutions approved by the Board of Directors creating any class or series of capital stock, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend and liquidation rights of, the shares of each class or series of capital stock.
f)	Unless otherwise expressly provided in this Certificate of Incorporation, including any amendments thereto or resolutions approved by the Board of Directors creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of Common Stock of the Corporation shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation, irrespective of the class thereof, and all shares of all classes of Common Stock shall vote together as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any class or series of capital stock is required by the laws of Puerto Rico, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes of Common Stock described above, (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more classes or series of capital stock, then subject to paragraph (iii) below, the shares of all other classes and series of capital stock not entitled to a separate class vote shall vote as a single class, and (iii) as to any matter which does not affect the interest of a particular class or series of capital stock, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote.

g)	Holders of shares of any series of Preferred Stock shall not have any voting rights, except those voting rights required by law and those voting rights, if any, set forth in the resolution of the Board of Directors creating such series of Preferred Stock.
h)	There shall not be cumulative voting in connection with the elections of directors.
i)	Unless otherwise expressly provided in this Certificate of Incorporation, including any amendments thereto or resolutions approved by the Board of Directors creating any class or series or capital stock, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of all classes of Common Stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining net assets of the Corporation. Holders of shares of any series of Preferred Stock shall not have the right to participate in such distribution of the net assets of the Corporation except to the extent, if any, set forth in the resolution of the Board of Directors creating such series of Preferred Stock.
j)	Any fractional shares shall carry proportionately all the rights of a whole share of the same class or series, except any right to receive a certificate evidencing such fractional share, but including, without limitation, any right to vote and any right to receive dividends of the shares of the same class or series.
k)	Unless otherwise provided by the Board of Directors, the shares of capital stock of the Corporation may only be sold, pledged, hypothecated or otherwise transferred to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico. A stockholder who ceases to meet this requirement shall have an obligation to transfer all the shares of capital stock held by such stockholder to persons who meet this requirement. The Board of Directors shall establish the appropriate procedure to accomplish such transfer of shares of capital stock.
l)	All persons who shall acquire shares of capital stock of the Corporation shall acquire the same subject to the provisions of the charter and By-Laws of the Corporation. As used in the charter of the Corporation, the term “Charter” and “Certificate of Incorporation” shall mean and include the Certificate of Incorporation of the Corporation, as amended, supplemented, and restated from time to time, and any resolutions approved by the Board of Directors creating any class or series of capital stock.
m)	The power to make, alter or repeal By-Laws shall be vested in the Board of Directors, subject to the statutory power of the stockholders to alter or repeal By-Laws so made.

APPENDIX B: AMENDED & RESTATED BY-LAWS OF U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.2

Article I
OFFICES

The principal office of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., (the “Corporation” or the “ Fund”) in the Commonwealth of Puerto Rico shall be located at 250 Muñoz Rivera Avenue, Tenth (10th). Floor, San Juan, Puerto Rico 00918 The Corporation may have such other offices within the Commonwealth of Puerto Rico as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Article II
STOCKHOLDERS

1.	Annual and Election Meetings

The annual meeting of the holders (each a “Stockholder,” and collectively, the “Stockholders”) of shares of the Fund’s capital stock (each a “Share,” and collectively, the “Shares”) shall be held at least sixty (60) days after the end of the fiscal year of the Corporation, but never more than one hundred and twenty (120) days after such date and at such time as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting (an “Election Meeting”). If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

2.	Special Meetings

Special meetings of Stockholders, for any purpose or purposes except for the election of Directors, unless otherwise prescribed by law, may be called only by the President, the Lead Independent Director (as defined in Article III, Section 13 of these By-Laws), or by a majority of the Directors. The Board may postpone, reschedule, or cancel any special meeting of Stockholders

3.	Place of Meeting

The Directors may designate any place within the Commonwealth of Puerto Rico as the place of meeting for any Election Meeting or for any special meeting called by the Directors. A waiver of notice signed by all Stockholders entitled to vote at a meeting may designate any place within the Commonwealth, as the place for holding such meeting. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation.

4.	Notice of Meeting

Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the Director or Directors calling the meeting, to each Stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Stockholders at their address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Notice of any meeting of Stockholders shall be deemed waived by any Stockholders who shall attend such meeting in person or by proxy, or who shall, either before or after the meeting, submit a signed waiver of notice, which is filed with the records of the meeting. When a meeting is adjourned to another time and place, unless the Board of Directors after the adjournment shall fix a new record date for an adjourned meeting, or the adjournment is for more than one hundred and twenty (120) days after the original record date, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

2 The original name of the Fund was the “MUNICIPAL INCOME FUND, INC.” Pursuant to an amendment to its Certificate of Incorporation, on December 14th, 2012, the Fund’s name was amended to the “U.S. MUNICIPAL & INCOME FUND, INC.” Subsequently, on May 6th, 2021, pursuant to another amendment to its Certificate of Incorporation the Fund’s name was amended to its current name, the “U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.”

5.	Advance Notice of Stockholder Proposals and Nominations

At any Election Meeting or special meeting of Stockholders, proposals by Stockholders and persons nominated for election as Directors by Stockholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Certificate of Incorporation and these By-Laws of the Corporation. Notice of any proposal to be presented by any Stockholder in the name of any person to be nominated by any Stockholder for election as a Director of the Corporation at an Election Meeting shall be delivered to the Secretary of the Corporation at its principal office not less than fifty (50) nor more than seventy (70) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Any Stockholder who gives notice of any such proposal or nomination shall deliver therewith: (i) as to each such proposal, the text of the proposal to be presented and a brief written statement of the reasons why such Stockholder favors the proposal; (ii) as to each such person proposed to be nominated for election as a Director, (a) the name, age, business address and residential address of such person; (b) the principal occupation and employment of such person; (c) a written questionnaire with respect to the background and qualifications of such person, completed by such person in the form required by the Fund (which form such Stockholder shall request in writing from the Fund and which the Fund shall provide to such Stockholder within five (5) days after receiving such request); (d) a description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings, written or oral, during the past three (3) years, and any other material relationships, between or among such person or any of such person’s affiliates or associates, on the one hand, and such Stockholder or any Stockholder Associated Person (as defined below), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K as if such Stockholder Associated Person were the “registrant” for purposes of such rule and such person was a director or executive officer of such registrant; and (e) all other information relating to such person or such person’s associates that would be required to be disclosed in a proxy statement or other filing required to be made by such Stockholder or any Stockholder Associated Person in connection with the solicitation of proxies for the election of directors in a contested election or otherwise required pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (iii) as to the Stockholder delivering such notice and each Stockholder Associated Person, (a) such person’s name and address; (b) the number and class of all Shares of each portfolio of the Fund beneficially owned or owned of record, directly or indirectly, by such person (including any right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition); the date or dates on which such Shares were acquired; and the investment intent of such acquisition, (c) a complete and accurate description of all agreements, arrangements or understandings, written or oral, (including any derivative or short positions, profit interests, hedging transactions, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, repurchase agreements or arrangements, borrowed or loaned Shares and so-called “stock borrowing” agreements or arrangements) that have been entered into by, or on behalf of, such Stockholder or any Stockholder Associated Person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of any securities of the Fund, or maintain, increase or decrease the voting power of such Stockholder or any Stockholder Associated Person with respect to securities of the Fund, whether or not such instrument or right shall be subject to settlement in underlying Shares of capital stock of the Fund (any of the foregoing, a “Derivative Instrument”); (d) a complete and accurate description of all agreements, arrangements or understandings, written or oral, (I) between or among such Stockholder and any Stockholder Associated Person or (II) between or among such Stockholder or any Stockholder Associated Person and any other person or entity (naming each such person or entity), in each case, relating to the Fund or its securities or the voting thereof, including (x) any proxy, agreement, arrangement, understanding or relationship pursuant to which such Stockholder or any Stockholder Associated Person, directly or indirectly, has a right to vote any security of the Fund (other than any revocable proxy given in response to a solicitation made pursuant to, and in accordance with, the rules of the Exchange Act by way of a solicitation statement filed on Schedule 14A) and (y) any agreement, arrangement or understanding, written or oral, that such Stockholder or any Stockholder Associated Person has with any Stockholder (including the name of such Stockholder) with respect to how such Stockholder will vote such Stockholder’s Shares in the Corporation at any meeting of the Corporation’s Stockholders or take other action in support of any nominee of such Stockholder or other business, or other action to be taken, by such Stockholder or any Stockholder Associated Person; (e) any proportionate interest in Shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which such Stockholder or any Stockholder Associated Person (I) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (II) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity; (f) a complete and accurate description of any performance-related fees (other than asset-based fees) to which such Stockholder or any Stockholder Associated Person may be entitled as a result of any increase or decrease in the value of the Fund’s securities or any Derivative Instruments, including any such fees to which members of any Stockholder Associated Person’s immediate family sharing the same household may be entitled; (g) (I) a description of the investment strategy or objective, if any, of such Stockholder or any Stockholder Associated Person who is not an individual and (II) a copy of any presentation, document or marketing material provided to third parties (including investors and potential investors) to solicit an investment in the Stockholder or any Stockholder Associated Person that contains or describes the Stockholder’s or such Stockholder Associated Person’s performance or the Stockholder’s or such Stockholder Associated Person’s investment thesis, plans or proposals with respect to the Fund; (h) identification of the names and addresses of other Stockholders (including beneficial owners) known by such Stockholder to support the nomination(s) or other business proposal(s) submitted by such Stockholder and, to the extent known, the class and number of all Shares owned beneficially or of record by such other Stockholder(s) or other beneficial owner(s); and (i) all other information relating to such Stockholder or any Stockholder Associated Person, or such Stockholder’s or any Stockholder Associated Person’s associates, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed by such Stockholder, if any, or for the election of any nominee in a contested election or otherwise pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

A Stockholder submitting notice pursuant to this Article II, Section 5 shall update such Stockholder’s notice, if necessary, such that the information provided or required to be provided in such notice shall be true and correct as of (i) the record date for determining the Stockholders entitled to receive notice of the meeting and (ii) the date that is ten (10) business days prior to the meeting (or any postponement, rescheduling or adjournment thereof), and such update shall (a) be received by the Secretary of the Fund at its principal office (x) not later than the close of business five (5) business days after the record date for determining the Stockholders entitled to receive notice of such meeting (in the case of an update required to be made under clause (i)) and (y) not later than the close of business seven (7) business days prior to the date for the meeting or, if practicable, any postponement, rescheduling or adjournment thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been postponed, rescheduled or adjourned) (in the case of an update required to be made pursuant to clause (ii)), (b) be made only to the extent that information has changed since such Stockholder’s prior submission and (c) clearly identify the information that has changed since such Stockholder’s prior submission. For the avoidance of doubt, any information provided pursuant to this paragraph shall not be deemed to cure any deficiencies or inaccuracies in a notice previously delivered pursuant to this Article II, Section 5 and shall not extend the time period for the delivery of notice pursuant to this Article II, Section 5. If a Stockholder fails to provide such written update within such period, the information as to which such written update relates may be deemed not to have been provided in accordance with this Article II, Section 5.

If any information submitted pursuant to this Article II, Section 5 by a Stockholder submitting notice pursuant to this Article II, Section 5 shall be inaccurate in any material respect (as determined by the Board of Directors or a committee thereof), such information shall be deemed not to have been provided in accordance with this Article II, Section 5. Any such Stockholder shall notify the Secretary of the Fund in writing at its principal office of any inaccuracy or change in any information submitted pursuant to this Article II, Section 5 within two (2) business days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification may cure any deficiencies or inaccuracies with respect to any prior submission by such person. Upon written request of the Secretary of the Fund on behalf of the Board of Directors (or a duly authorized committee thereof), any such Stockholder shall provide, within seven (7) business days after delivery of such request (or such other period as may be specified in such request), (i) written verification, reasonably satisfactory to the Board of Directors, any committee thereof or any authorized officer of the Fund, to demonstrate the accuracy of any information submitted by such Stockholder pursuant to this Article II, Section 5 and (ii) a written affirmation of any information submitted by such Stockholder pursuant to this Article II, Section 5 as of an earlier date. If a Stockholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with this Article II, Section 5.

As used herein, (i) “affiliate” and “associate” shall have the respective meanings set forth in Rule 12b-2 under the Exchange Act; (ii) Shares “beneficially owned” shall mean all Shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all Shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions) and (iii) Stockholder Associated Person” shall mean, with respect to a Stockholder submitting notice pursuant to this Article II, Section 5 and if different from such Stockholder, any beneficial owner of Shares on whose behalf such Stockholder is providing notice of any nomination or other business proposed, (a) any person directly or indirectly controlling, controlled by or under common control with such Stockholder or beneficial owner(s), (b) any member of the immediate family of such Stockholder or beneficial owner(s) sharing the same household, (c) any person or entity who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act (or any successor provision at law)) with, or is otherwise known by such Stockholder or other Stockholder Associated Person to be acting in concert with, such Stockholder, such beneficial owner(s) or any other Stockholder Associated Person with respect to the stock of the Fund, (d) any affiliate or associate of such Stockholder, such beneficial owner(s) or any other Stockholder Associated Person, (e) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such Stockholder, such beneficial owner(s) or any other Stockholder Associated Person with respect to any proposed business or nominations, as applicable, (f) any beneficial owner of Shares owned of record by such Stockholder or any other Stockholder Associated Person (other than a Stockholder that is a depositary) and (g) any person proposed to be nominated as a director by such Stockholder. The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct those proposals and nominees not be considered if such notice has not been given In addition, unless otherwise required by law, if the Stockholder submitting notice pursuant to this Article II, Section 5 (or an authorized representative of such Stockholder) does not appear at the meeting of Stockholders to present the nomination or propose the business contained in such notice, such proposed nomination shall not be considered.

6.	Closing of Transfer Books or Fixing of Record Date

For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purposes, such books shall be closed for at least twenty (20) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Directors may fix in advance a date as the record date for any such determination of Stockholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of Stockholders, not less than twenty (20) days prior to the date on which the particular action requiring such determination of Stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, or Stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Stockholders.

When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

7.	Voting Lists

The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least twenty (20) days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting, or at any adjournment thereof, arranged in alphabetical order, with the address of and the number of Shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any Stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at the meeting of Stockholders.

8.	Quorum

At any meeting of Stockholders more than one-half of the outstanding Shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding Shares are represented at a meeting, a majority of the Shares so represented, or any officer entitled to preside at or to act as secretary of such meeting may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

9.	Proxies

At all meetings of Stockholders, a Stockholder may vote by proxy executed in writing by the Stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after the expiration of one year from the date thereof, unless otherwise provided in the proxy.

10.	Voting

Each Stockholder entitled to vote in accordance with the terms and provisions of the Certificate of Incorporation and these By-Laws shall be entitled to one vote (or fraction thereof), in person or by proxy, for each Share of stock (or fraction thereof) entitled to vote held by such Stockholder. Upon the demand of any Stockholders, the vote for Directors and upon any question before the meeting shall be by ballot. All elections for Directors shall be decided by plurality vote (i.e. by the candidate who receives the greatest number of votes if two or more candidates compete for the same directorship); all other questions shall be decided by majority vote of those Stockholders present in person or by proxy except as otherwise provided by the Certificate of Incorporation or the laws of the Commonwealth of Puerto Rico.

11.	Order of Business

The order of business at all meetings of the Stockholders, to the extent applicable, shall be as follows:

(i)	Roll Call.

(ii)	Proof of Notice of Meeting or Waiver of Notice.

(iii)	Reading of minutes of preceding meeting.

(iv)	Reports of Officers.

(v)	Reports of Committees.

(vi)	Election of Directors.

(vii)	Unfinished Business.

(viii)	New Business.

12.	Conduct of Meeting.

The Chairperson of the Board or, in his or her absence, the Lead Independent Director, shall preside over all meetings of the Stockholders. In the absence of the Lead Independent Director, a director or officer designated by the Board of Directors or the Chairperson of the Board shall preside at the meeting of the Stockholders. The presiding person of any meeting of Stockholders shall have the right and authority to convene and (for any or no reason) to recess or adjourn the meeting, to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such presiding person, are necessary, appropriate, or convenient for the proper conduct of the meeting.

13.	Stockholders May Act by Written Consent

Any action required or permitted to be taken by the Stockholders of the Corporation may be taken without a meeting if consent in writing, setting forth the action so taken, shall be signed by all of the Stockholders entitled to vote with respect to the subject matter thereof.

Article III
BOARD OF DIRECTORS

1.	General Powers

Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by the Certificate of Incorporation or these By-Laws. The Directors shall in all cases act as a Board.

2.	Number, Tenure and Qualifications

The number of Directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the entire. Board of Directors; provided, however, that the number of Directors shall not be less than three (3) nor more than fifteen (15). Any vacancy created by an increase in Directors may be filled in accordance with Section 6 of this Article III. No reduction in the number of Directors shall have the effect of removing any Director from office prior to the expiration of their term unless such Director is specifically removed pursuant to Section 5 of this Article III at the time of such decrease. At least a majority of the Directors must be residents of the Commonwealth of Puerto Rico, and a majority must be persons who are Independent Directors (as defined below). Directors need not be Stockholders.

3.	Election and Term of Directors

The Directors shall be divided into three classes, Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The term of office of the initial Class I directors will expire at the first Election Meeting of Stockholders following the initial classification of the Directors; the term of office of the initial Class II Directors will expire at the second Election Meeting of Stockholders following the initial classification of the directors; and the term of office of the initial Class III Directors will expire at the third Election Meeting of Stockholders following the initial classification of the Directors. At each Election Meeting of Stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three (3) year term or by the Board of Directors pursuant to Article III, Section 6 of these By-Laws.

Each Director shall hold their office from the time of their election and qualification until their successor shall have been elected and shall have qualified, or until their death, or until they shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85) years of age, or until they shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation. Notwithstanding the foregoing, in the case of any Director that has reached eighty-five (85) years of age as of December 31 of any given year, such Director may continue to serve (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension. Any such extension will be through the end of the applicable term and until his or her successor shall have been elected and qualified.

In addition, each “Independent Director” (defined as a disinterested person of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

4.	Resignation

A Director may resign at any time by giving written notice to the Board, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board or such Officer, and the acceptance of the resignation shall not be necessary to make it effective.

5.	Removal of Directors

Any Director of the Corporation may be removed for cause only by the Stockholders by a vote of seventy-five percent (75%) of the votes entitled to be cast for the election of Directors. The Nominating and Governance Committee shall establish specific guidelines of what shall constitute “cause.”

6.	Vacancies

Any vacancies in the Board, whether arising from death, resignation, removal, an increase in the number of Directors or any other cause, may be filled by a vote of a majority of the Directors then in office, even if less than a quorum exists, or by a sole remaining Director, provided that at any vacancy resulting from an Independent Director maybe filled only by a vote the majority of the remaining Independent Directors.

7.	Place of Meetings

Meetings of the Board may be held at any place as the Board may from time to time determine or as shall be specified in the notice of such meeting, including meetings through any telecommunications means; provided, however, that no such meeting shall be held outside the Commonwealth of Puerto Rico.

8.	Regular Meetings

A regular meeting of the Directors shall be held without notice, other than the resolution ordering such regular meeting, and at the place and time indicated in such resolution. The Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

9.	Special Meetings

Special meetings of the Directors may be called by or at the request of the President, the Lead Independent Director, or any two Directors. The person or persons authorized to call special meetings of the Directors may fix the place for holding any special meeting of the Directors called by them.

10.	Notice of Special Meetings

Notice of each special meeting of the Board shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each Director, either personally or by telephone or any standard form of telecommunication at least forty-eight (48) hours before the time at which such meeting is to be held, or by first-class mail, postage prepaid, addressed to them at their residence or usual place of business, at least five (5) days before the day on which such meeting is to be held.

11.	Waiver of Notice of Meetings

Notice of any special meeting need not be given to any Director who shall, either before or after the meeting, sign a written waiver of notice which is filed with the records of the meeting. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any meeting need not state the purposes of such meeting. The attendance of the Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting .is not lawfully called or convened.

12.	Quorum and Voting

One-third (1/3), but not less than two (2), of the members of the entire Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise expressly required by the Certificate of Incorporation, these By-Laws, or other applicable statute. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the whole Board, provided that any act required or permitted to be taken strictly by the Independent Directors shall be determined by a majority of such Independent Directors. In the absence of a quorum at any meeting of the Board, a majority of the Directors present thereat may adjourn such meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the Directors ‘who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other Directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

13.	Conduct of Meeting.

The Board shall, by resolution adopted by a majority of the entire Board, designate a Chairperson of the Board, who shall preside at each meeting of the Board. The Independent Directors shall appoint a lead independent director (the “Lead Independent Director”). The Lead Independent Director shall exercise and perform the powers and prerogatives assigned to the Lead Independent Director by these By-Laws or as otherwise determined by the Board of Directors. In addition, the Board may designate any person to act as Secretary of the Board.

In the event of the absence or inability of the Chairperson of the Board, the Lead Independent Director shall have the powers and duties of the Chairperson of the Board. If there is no Lead Independent Director, another Director chosen by a majority of the Directors present, shall act as chairperson of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the Chairperson or Lead Independent Director, as applicable) shall act as secretary of the meeting and keep the minutes thereof.

14.	Written Consent of Directors in Lieu of Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, or by the Independent Directors of the Board, may be taken without a meeting if all members of the Board or committee, or all Independent Directors, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

15.	Compensation

No compensation shall be paid to the Directors for their services, but by resolution of the Board, a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

16.	Investment Policies

The Board may delegate the duty of management of the assets and administration of its day to day operations to a corporate management company and/or investment adviser that is organized and whose principal place of business is in Puerto Rico, pursuant to a written contract or contracts. The Board shall approve the terms and conditions of such agreements. It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation, as implemented by any management company and/or investment adviser of the Corporation, are at all times consistent with the investment objective, policies and restrictions recited in the Prospectus of the Corporation used in connection with the initial public offering of the Corporation’s common stock.

17.	Presumption of Assent

A Director of the Corporation who is present at a meeting of the Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Article IV
COMMITTEES

1.	Executive Committee

The Board may, by resolution adopted by a majority of the entire Board, designate an Executive Committee consisting of three (3) or more of the Directors of the Corporation, which Committee shall have and may exercise all the powers and authority of the Board with respect to all matters other than:

(i)	the submission to Stockholders of any action requiring authorization of Stockholders pursuant to statute or the Certificate of Incorporation;

(ii)	the filling of vacancies on the Board of Directors;

(iii)	the approval or termination of any contract with an investment adviser or principal underwriter or distributor;

(iv)	the amendment or repeal of these By-Laws or the adoption of new By-Laws;

(v)	the amendment or repeal of any resolution of the Board which by its terms may be amended or repealed only by the Board;

(vi)	the declaration of dividends and the issuance of Shares of the Corporation;

(vii)	the approval of any merger or share exchange which does not require Stockholders approval; and

(viii)	the election or removal of Officers of the Corporation.

A majority of the members of the Executive Committee shall be Independent Directors. The Executive Committee shall keep written minutes of its proceedings and shall report such minutes to the Board. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

2.	Other Committees of the Board

The Board of Directors may from time to time, by resolution adopted by a majority of the whole Board, designate one or more other committees of the Board, each such committee to consist of three (3) or more Directors and to have such powers and duties as the Board of Directors may, by resolution, prescribe. A majority of the members of each such committee shall be Independent Directors.

3.	General

One-third (1/3), but not less than two (2), of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board may designate a chairperson of any committee and such chairperson or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide.

In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not Directors of the Corporation, provided however, that no such committee shall have or may exercise any authority or power of the Board in the management of the business or affairs of the Corporation.

Article V
OFFICERS

1.	Number

The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Directors.

2.	Election and Term of Office

The officers of the Corporation to be elected by the Directors shall be elected annually at the first meeting of the Directors. Each officer shall hold office until their successor shall have been duly elected and shall have qualified or until their death or until they shall resign or shall have been removed in the manner hereinafter provided.

3.	Removal

Any officer or agent elected or appointed by the Directors may be removed by the Directors whenever in their judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.	Vacancies

A vacancy in any officer because of death, resignation, removal, disqualification or otherwise, may be filled by the Directors for the unexpired portion of the term.

5.	President

The President shall be the principal executive officer of the Corporation and, subject, to the control of the Directors, in general supervise and control all of the business and affairs of the Corporation. The President shall, when present, preside at all meetings of the Stockholders and of the Directors. He may sign, with the Secretary or any other officer of the Corporation thereunto authorized by the Directors, certificates for Shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Directors or by these By Laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Directors from time to time.

6.	Vice President

A Vice President shall perform such duties as from time to time may be assigned to them by the President or by the Directors. The Board of Directors may appoint any number of Vice Presidents.

7.	Secretary

The Secretary shall keep the minutes of the Stockholders’ and Directors’ meetings in one or more books provided for that purpose, oversee that all notices are duly given in accordance with the provisions of these By-Laws or as required, be custodian of the corporate records and of the seal of the Corporation and keep a register of the post office address of each Stockholders which shall be furnished to the Secretary by such Stockholders, have general charge of the stock transfer books of the Corporation and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Directors.

8.	Assistant Secretary

The Assistant Secretary, if applicable, shall substitute the Secretary in their absence, in which event they shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to them by the President or by the Directors.

9.	Treasurer

If required by the Directors, the Treasurer shall give a bond for the faithful discharge of their duties in such sum and with such surety or sureties as the Directors shall determine. They shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these By-Laws and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time assigned to them by the President or by the Directors.

Article VI
INDEMNIFICATION

Each officer and each Director of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under laws of the Commonwealth of Puerto Rico and the United States, to the extent applicable. Absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (culpa or negligencia crasa), the decision by the Corporation to indemnify such person must be based upon the reasonable determination, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, by any of the following: (i) the majority vote of a quorum consisting of the Directors who are not parties, at the time, to the proceeding (“Non-Party Independent Directors”), or (ii) if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more Directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by the majority vote of the full Board of Directors in which the Directors seeking indemnification may participate, or (iii) by special independent legal counsel selected by the Board of Directors or a committee of Directors constituted in the manner provided in clauses (i) or (ii) hereof.

Each officer and Director of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which they are a party in the manner and to the fullest extent permitted under applicable law without a preliminary determination as to their ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of their good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking, (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of Non-Party Independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Corporation may purchase insurance on behalf of an officer or Director protecting such person to the fullest extent permitted under the laws of the Commonwealth of Puerto Rico, from liability arising from their activities as officer or Director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or Director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its Stockholders to which such officer or Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article VI on behalf of an employee who is not an officer or Director of the Corporation.

Article VII
CONTRACTS, LOANS, CHECKS AND DEPOSITS

1.	Contracts

The Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

2.	Loans

No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Directors. Such authority may be general or confined to specific instances.

3.	Checks, Drafts. Etc.

All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Directors.

4.	Deposits

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Directors may select.

Article VIII
CERTIFICATES FOR SHARES AND THEIR TRANSFER

1.	Certificates for Shares

Certificates representing Shares of the Corporation shall be in such form as shall be determined by the Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Directors. All certificates for Shares shall be consecutively numbered or otherwise identified. The name and address of the Stockholders, the number of Shares and date of issue shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Directors may prescribe.

If such certificate is manually signed by one officer or manually countersigned by a transfer agent, any other signature on the certificate may be a facsimile. In case any officer or transfer agent who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer or transfer agent before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer or transfer agent at the date of the issue.

2.	Transfer of Shares

(i)                Upon surrender to either the Corporation or the transfer agent of the Corporation of a certificate of Shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer books of the Corporation which shall be kept at the transfer agent’s principal office.

(ii)               The Corporation shall be entitled to treat the holder of record of any Share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the Commonwealth of Puerto Rico.

Article IX
FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors.

Article X
DIVIDENDS

The Board of Directors or a committee thereof may from time to time declare, and the Corporation may pay, dividends on its outstanding Shares in the manner and upon the terms and conditions provided by law.

Article XI
SEAL

The Directors shall have a seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of incorporation and the words “Corporate Seal” and “Puerto Rico.”

Article XII
DEPOSITORIES AND CUSTODIANS

1.	Depositories

The funds of the Corporation shall be deposited with such banks or other companies as the Board of Directors of the Corporation may from time to time determine.

2.	Custodians

All securities and other investments shall be deposited in the safekeeping of such banks or other companies as the Board of Directors of the Corporation may from time to time determine.

Article XIII
INDEPENDENT PUBLIC ACCOUNTANTS

A firm of independent certified public accountants shall be selected annually by the Board of Directors to audit the financial statements of the Fund. Such financial statements, together with the independent auditors’ report therein, shall be filed with the Commissioner of Financial Institutions.

Article XIV
ANNUAL STATEMENT

The financial statements of the Corporation shall be audited by a firm of independent certified public accountants at the close of each period of the Corporation or at such other times as may be directed by the Board of Directors. The financial statements of the Fund, together with the related independent auditors’ report. shall be mailed to each Stockholders of the Corporation of record on such at their address as the same appears in the books of the Corporation. Such audited financial statements shall also be available at the annual meeting of Stockholders, if any, and within twenty (20) days after the meeting (or, in the absence of an annual meeting, within twenty (20) days after the date of the financial statements) be placed on file at the Corporation’s principal office. Each such financial statement shall show the assets and liabilities of the Corporation as of the close of the annual period covered by the report, or such other period as required by applicable law or regulation, and the securities in which the funds of the Corporation were then invested. Such report shall also show the Corporation’s income and expenses for the period from the end of the Corporation’s preceding fiscal year to the close of the annual period covered by the financial statements, or such other period as required by applicable law or regulation and shall set forth such other matters as the Board shall determine.

Article XV
WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any Stockholder or Director of the Fund under the provisions of these By-Laws or under the provisions of the Certificate of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Article XVI
INTERESTED DIRECTORS; QUORUM

No contract or transaction between the Fund and one or more of its Directors or officers, or between the Fund and any other trust, corporation, partnership, association, or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the Independent Directors, even though the Independent Directors be less than a quorum; or (2) the material facts as to their relationship or interest and as to the contract or transaction are disclosed or are known to the Stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Stockholders; or (3) the contract or transaction is fair as to the Fund as of the time it is authorized, approved or ratified by the Board, a committee thereof or the Stockholders. Independent Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Article XVII
AMENDMENTS

If permitted by the Certificate of Incorporation of the Fund, these By-Laws may be altered, amended, or repealed and new by-laws may be adopted by the Board of Directors.

APPENDIX C: ARTICLE III, SECTION 3 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 3

3. Election and Term of Directors

The Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The initial Class I director will be Carlos V. Ubiñas, the initial Class II directors will be Carlos Nido and Clotilde Pérez, and the initial Class III directors will be Agustín Cabrer and Luis M. Pellot. The term of office of the initial Class I directors will expire at the first Election Meeting of stockholders following the initial classification of the directors; the term of office of the initial Class II directors will expire at the second Election Meeting of stockholders following the initial classification of the directors; and the term of office of the initial Class III directors will expire at the third Election Meeting of stockholders following the initial classification of the directors. At each Election Meeting of stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three year term.

The Board of Directors may nominate any person for election as a Director not less than thirty (30) nor more than fifty (50) days before the Election Meeting, after obtaining Qualifying Information. In addition, each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation; provided that (A) any Director that has reached 85 years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.